UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2023
___________________________________

DOCGO INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Payments Under HPD Agreement

As previously disclosed, DocGo Inc. (the “Company”) received a letter from the New York City Department of Housing Preservation and Development (“HPD”) on September 6, 2023 confirming, among other things, that the Company will be paid in accordance with HPD’s agreement with Rapid Reliable Testing NY, LLC, a subsidiary of the Company, for the provision of certain services to asylum seekers (the “HPD Agreement”).

On September 15, 2023, the Comptroller of the City of New York formally registered the HPD Agreement, and on October 24, 2023, the Company began receiving payments under the HPD Agreement.

OTDA Letter

On October 10, 2023, the Office of Temporary and Disability Assistance (“OTDA”) issued a letter to HPD regarding its review of the provision of services by the Company pursuant to the HPD Agreement (the “OTDA Letter”). In the OTDA Letter, the Deputy Commissioner of OTDA’s Division of Shelter Oversight and Compliance stated that OTDA completed onsite visits to the hotels in upstate New York used to provide shelter under the HPD Agreement and found that each of the services required to be provided under the HPD Agreement were available at each hotel during the OTDA onsite review. In addition, during such visits, residents at each hotel stated to OTDA staff that they felt safe and expressed no concerns. A copy of the OTDA Letter is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1.

The information in Item 7.01 of this Report and the OTDA Letter attached hereto is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report and the OTDA Letter may contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company. These statements may be identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond the Company’s control, and which may cause actual results to differ materially from those contained in the Company’s forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include risks associated with the Company’s ability to receive future payments under the HPD Agreement; possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in the Company’s target markets; the Company’s ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on the Company’s business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the Company to comply with laws and regulations regarding data privacy and protection. The Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter from OTDA to HPD, dated October 10, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: October 24, 2023

2